Exhibit (c)(4)

 DRAFT | Confidential  Preliminary | Subject to Further Review and Evaluation  December 2024  Project Alpha  Discussion Materials

 Echo Proposal Overview

 3  CONFIDENTIAL | DRAFT  Deal Consideration  $240 in cash per Alpha share to acquire all outstanding shares of Alpha common stock not already owned by Echo  Deal Value(1)  Proposal represents a fully diluted equity value of $15.4Bn and enterprise value of $15.2Bn(2)  Proposal cites a 39.0x CY25E FCF multiple on street consensus estimates, 44.4x FY25E Alpha FCF as guided by the Company at their September 17th Investor Day and a 29x FY25E EBITDA multiple on street consensus estimates consistent with the forward multiple paid in its original transaction for Alpha   Proposal cites a 35% premium to Alpha’s unaffected share price of $177.84 on August 6, 2024, and an 8% premium to the unaffected 52-week high of $221.94 through August 6, 2024, the date immediately prior to Echo’s August 7, 2024 earnings call, when active transaction speculation began in the market  Earnings Impact  Echo expects impact of proposed transaction with synergies to be neutral to adjusted EPS in fiscal 2025  Financing  Not subject to any financing condition  To be financed from cash on hand, committed lines of credit or other available sources of financing  Diligence  Echo has stated, given their knowledge of Alpha and their close working relationship with the Company, that they are in position to move quickly and do not need to complete additional diligence prior to signing a definitive  Special Committee Recommendation  Echo will not proceed with such a transaction unless a fully empowered special committee, comprising solely of independent and disinterested directors appointed by Alpha’s BoD and advised by independent legal and financial advisors, recommends approval of such transaction to the Alpha BoD  Transaction Structure  Tender offer subject to a non-waivable condition that at least a majority of the Alpha common stock held by minority stockholders be tendered and not withdrawn in accordance with the framework establish under Kahn v. M&F Worldwide Corp., 88 A.3d 635 (Del. 2014) and its progeny; and thereafter a merger consummated at the same price without further stockholder action  Other Echo Strategic Decisions  Echo has commenced a process to explore strategic alternatives, including a cash sale, for the Safety & Productivity segment, which comprises the  remaining businesses not related to automation in Echo’s portfolio  Echo plans to repurchase approximately $2Bn of its common stock in FY25, with approximately $1Bn of the repurchase expected to be completed in the first quarter of FY25  Echo Proposal Summary  Per Echo’s proposal and letter to Alpha’s board of directors as of November 5, 2024.  Alpha common shares outstanding as of October 30, 2024 per Alpha 10-Q for the period ended September 30, 2024. RSUs, PSUs, and options as of November 22, 2024 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha Management for the period ended September 30, 2024. Cash adjusted for $49M acquisition of Ocean Grid, including $9M cash holdback expected to be paid in FY26.

 Illustrative Alpha Transaction Statistics at Various Prices  Note: Current market data per FactSet as of December 5, 2024.  (1)  (2)  Volume-weighted average price based on trading days per FactSet from November 5, 2024 to December 5, 2024.  Echo estimated the value of its contribution for a 55% stake in Alpha at $8.5Bn / $160 per share ($6Bn in cash + software assets they valued at an estimated  $2.5Bn).  (3)  Alpha common shares outstanding as of October 30, 2024 per Alpha 10-Q for the period ended September 30, 2024. RSUs, PSUs, and options as of November 22, 2024 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha 10-Q for the period ended  September 30, 2024. Cash adjusted for $49M acquisition of Ocean Grid, including $9M cash holdback expected to be paid in FY26.  Alpha projections based on Wall Street Analyst reports mean consensus estimates provided by Alpha Management as of November 2024, post Q1’FY25 earnings.  Alpha Preliminary Management Plan provided by Alpha Management as of December 2024.  (4)  (5)  ($MM, except per share amounts)  2021 Alpha / Echo Txn. NTM Operating Stats.|Mults.(2)  Revenue: 2% | 15.0x EBITDA: 53% | 28.0x FCF: 39% | 38.7x  4  (  Illustrative Share Price:  Echo-Cited Unaffected (8/6/24)  1-Day Prior to Echo Proposal  (11/4/24)  Echo Proposal (11/5/24)  Alpha Current (12/5/24)  Illustrative Alpha Valuation Statistics  $177.84  $237.59  $240.00  $249.93  $260.00  $270.00  $280.00  $290.00  $300.00  $310.00  Implied Transaction Premium  Statistic  Premium / (Discount) to Price 1-Day Prior to Echo Proposal (11/4/24)  $237.59  (25%)  -  1%  5%  9%  14%  18%  22%  26%  30%  Premium to Echo-Cited Unaffected Price (8/6/24)  177.84  -  34%  35%  41%  46%  52%  57%  63%  69%  74%  Premium / (Discount) to 30-Day VWAP as of 8/6/24  190.53  (7%)  25%  26%  31%  36%  42%  47%  52%  57%  63%  Premium / (Discount) to 30-Day VWAP Ending 11/4/24  235.83  (25%)  1%  2%  6%  10%  14%  19%  23%  27%  31%  Premium / (Discount) to VWAP Since Proposal (11/5/24) (1)  246.35  (28%)  (4%)  (3%)  1%  6%  10%  14%  18%  22%  26%  Premium / (Discount) to LTM High Share Price Until 11/4/24 (10/30/24) Premium to LTM Low Share Price Until 11/4/24 (11/9/23)  240.83  163.41  (26%)  9%  (1%)  45%  (0%)  47%  4%  53%  8%  59%  12%  65%  16%  71%  20%  77%  25%  84%  29%  90%  Implied Valuation & Multiples  Fully-Diluted Equity Value (3)  $11,328  $15,211  $15,366  $16,006  $16,655  $17,299  $17,943  $18,587  $19,231  $19,876  Fully-Diluted Enterprise Value (3)  $11,091  $15,045  $15,201  $15,840  $16,489  $17,133  $17,777  $18,422  $19,066  $19,710  FD Equity Value Excluding Current Echo Stake of 57% (43%)  $4,871  $6,585  $6,652  $6,932  $7,215  $7,496  $7,777  $8,058  $8,339  $8,620  Alpha Street  13.8x  13.3  13.2  TM Mult(2): 28.0x  31.2x  28.7  28.6  48.7x  43.7  39.8  13.3x  13.3  13.4  29.0x  29.3  30.2  46.3x  44.3  41.8  14.4x  13.8  13.7  32.4x  29.8  29.7  50.6x  45.4  41.4  13.9x  13.8  13.9  30.1x  30.4  31.4  48.0x  46.0  43.4  14.9x  14.3  14.2  33.6x  30.9  30.8  52.5x  47.1  42.9  14.4x  14.4  14.5  31.2x  31.5  32.6  49.8x  47.7  45.1  2021 Txn. NTM Mult(2): 15.0x  15.5x 16.0x  14.9 15.4  14.7 15.3  34.9x 36.1x  32.1 33.2  32.0 33.1  54.3x 56.2x  48.8 50.5  44.5 46.0  14.9x 15.4x  14.9 15.4  15.0 15.5  32.4x 33.5x  32.7 33.8  33.7 34.9  51.6x 53.4x  49.4 51.1  46.7 48.3  16.5x  15.9  15.8  37.3x  34.3  34.2  58.1x  52.2  47.5  16.0x  15.9  16.0  34.6x  35.0  36.1  55.2x  52.8  49.9  Revenue Multiples  ACV % Gr.  % Gr. / Mar.  Statistic (4)  FY25E (ending 6/30/25)  9%  6%  $1,192  9.3x  12.6x  12.8x  13.3x  NTM (ending 9/30/25)  9%  13%  1,239  9.0  12.1  12.3  12.8  CY25E  9%  10%  1,249  8.9  12.0  12.2  12.7  EBITDA Multiples  2021 Txn. N  FY25E (ending 6/30/25)  44%  $528  21.0x  28.5x  28.8x  30.0x  NTM (ending 9/30/25)  46%  574  19.3  26.2  26.5  27.6  CY25E  46%  576  19.2  26.1  26.4  27.5  LFCF Multiples  2021 Txn  . NTM Mult  2): 38.7x  FY25E (ending 6/30/25)  29%  $342  33.1x  44.5x  44.9x  46.8x  NTM (ending 9/30/25)  31%  381  29.8  40.0  40.4  42.0  CY25E  33%  418  27.1  36.4  36.8  38.3  Alpha Preliminary Management  Revenue Multiples  ACV % Gr.  % Gr. / Mar.  Statistic (5)  FY25E (ending 6/30/25)  11%  10%  $1,236  9.0x  12.2x  12.3x  12.8x  NTM (ending 9/30/25)  11%  13%  1,239  9.0  12.1  12.3  12.8  CY25E  12%  7%  1,230  9.0  12.2  12.4  12.9  EBITDA Multiples  FY25E (ending 6/30/25)  46%  $569  19.5x  26.4x  26.7x  27.8x  NTM (ending 9/30/25)  46%  564  19.7  26.7  27.0  28.1  CY25E  44%  546  20.3  27.6  27.8  29.0  LFCF Multiples  FY25E (ending 6/30/25)  29%  $360  31.5x  42.2x  42.7x  44.5x  NTM (ending 9/30/25)  30%  376  30.1  40.4  40.9  42.6  CY25E  32%  398  28.4  38.2  38.6  40.2  CONFIDENTIAL | DRAFT

 $0  $50  $100  $150  $200  $250  From January 2, 2014 to Current (December 5, 2024)  Share Price  $300  Jan-14  Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul-17 Jan-18  Source: FactSet as of December 5, 2024.  (1) Reflects Echo Proposal of $240.00 per share received on November 5, 2024.  Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23 Jan-24 Jul-24  Alpha Long-Term Share Price Performance  5  Alpha (Current):  $249.93  +36% Since 5/17/22  Alpha (11/4/24):  $237.59  +29% Since 5/17/22  Echo Proposal Price Per Share(1): $240.00  52-Week High (10/30/24): $240.83  52-Week Low (11/9/23): $163.41  Echo-cited Unaff. (8/6/24)(1): $177.84  1st Echo Transaction  Announce (October 11, 2021) | Close (May 16, 2022)  CONFIDENTIAL | DRAFT

 60  6  Includes Altium until February 14, 2024, the last unaffected trading date prior to announcement of a transaction with Renesas. Includes Altair until October 21, 2024, the last unaffected trading date prior to announcement of a transaction with Siemens.  (2) Reflects Echo Proposal of $240.00 per share received on November 5, 2024.  CONFIDENTIAL | DRAFT  80  100  120  140  160  180  May-22  Nov-22 May-23 Nov-23 May-24  Source: FactSet as of December 5, 2024.  (1) Technical Software Index includes Cadence, Synopsys, Altair, Autodesk, PTC, Bentley Systems, Dassault, Altium, Ansys, and Nemetschek. Includes Ansys until December 21, 2023, the last unaffected trading date prior to rumors of a transaction with Synopsys.  Nov-24  Alpha Share Price Performance Since the Echo Transaction  From May 17, 2022 to Current (December 5, 2024)  Technical Software: $297.96  +62% Since 5/17/22  e  5%  e  (1%)  e  3%  e  10%  e  (25%)  e  (2%)  e  (5%)  e  (4%)  May 16, 2022  Completed transaction with Echo, began trading as New Alpha  e  1-day rxn: 16%  Aftermarket: 4%  e  1-day rxn: 1%  Aftermarket: -5%  Echo Proposal (11/5/24)(2): $240.00  Alpha (Current):  $249.93  +36% Since 5/17/22  Alpha (11/4/24):  $237.59  +29% Since 5/17/22  Sep. 17, 2024  2024 Investor Day  +3% 1-Day Price rxn.  Apr. 26, 2023 (FQ3’23 Earnings)  -20% miss on revenue  -2% miss on Annual Spend  -20% miss of FCF  -10% Revision in FY Revenue Guidance Midpoint  Indexed Share Price

 -  500  1,000  1,500  2,000  2,500  80  90  Alpha 8/6 100  110  120  130  140  150  160  Source: FactSet as of December 5, 2024.  (1) Technical Software Index includes Cadence, Synopsys, Autodesk, PTC, Bentley Systems, Nemetschek, Dassault and Altair until October 21, 2024, the last unaffected trading date prior to announcement of a transaction with Siemens..  Alpha Short-Term Trading Since FQ4’24 Earnings  Volume (000’s)  Echo Proposal (11/5/24)(2): $240.00  From August 6, 2024 to Current (December 5, 2024)  Indexed Share Price  Alpha  Current: $249.93  +41% Since 8/6/24  +5% Since 11/4/24  11/4: $237.59  +34% Since 8/6/24  Close: $177.84  Sep. 17, 2024  2024 Investor Day  +3% 1-Day Price Reaction  Nov. 4, 2024 (Post-Market) - FQ1’25 Earnings  Revenue: -19% miss ACV: 54bps miss  FCF: -$16M miss (-$6M vs $10M)  Reaffirmed FY25 guidance  Alpha share price drops ~-5% to $225.72 after hours  Aug. 7, 2024 (9AM ET Start)  Echo FQ3’24 Earnings  At ~9:42AM ET (12 minutes after market open), Lal responds ‘no comment’ to analyst question about potential Alpha Acquisition in FY25  Nov. 5, 2024 (Pre-Market) Echo FQ4’24 Earnings Echo share price rises +7%  Technical Software(1) Current  +12% Since 8/6/24  +3% Since 11/4/24  VWAP since Proposal (11/5)(2): $246.35  Nov. 5, 2024  Echo submits proposal to  acquire remaining Alpha Stake  Aug. 6, 2024 (Post-Market) - FQ4’24 Earnings  Revenue: +7% beat  ACV growth: 46bps beat (excl. one-off impact of exited Russia ops.)  FCF: -5% miss  Issued FY25 guidance in line with street consensus on revenue but lower on FCF ($340M vs $387M)  Alpha share price opens +17% to $208.47, prior to any commentary from Echo Management about a take-out of Alpha  +16% Alpha 1-Day Price Reaction  7  (2) Reflects Echo Proposal of $240.00 per share received on November 5, 2024.  CONFIDENTIAL | DRAFT

 0.0MM  0.5MM  1.0MM  1.5MM  2.0MM  2.5MM  3.0MM  $170  $180  $190  $200  $210  $220  $230  $240  $250  5-Aug  12-Aug  19-Aug  26-Aug  2-Sep  9-Sep  16-Sep  23-Sep 30-Sep 7-Oct Alpha Trading Volume  4-Nov  11-Nov  18-Nov  25-Nov  2-Dec  14-Oct 21-Oct 28-Oct Alpha Share Price  Source: FactSet as of December 5, 2024.  (1) Represents after-hours price reaction, prior to Echo’s announcement.  (3) Average trading volume during the 5-Aug to 4-Nov period was below the average daily trading volume of 0.2MM for 3-months preceding Q4:2024 earnings announcement  Q4:2024 Earnings + Echo Commentary  +16%  “No Comment”  to Echo Proposal  Since Ann’c of Echo Proposal  (Aug. 5 – Nov. 4) (Nov. 5 – Present)  Cumulative Shares  Traded  As % of Public Float  19.1MM 18.4MM  71% 69%  As % of Total Shares  30% 29%  Excess Shares Traded(2)  -(3)  11.8MM  As % of Public Float  -  44%  Q1:2025 Earnings  (5%) After-Market (1)  Echo Offer  Alpha Trading Volume  Investor Day  +3%  Since the announcement of  Echo’s acquisition proposal, 99% of Alpha shares traded have been above Echo’s offer of  $240/share ($247.99 VWAP)  While cumulative shares traded represent 29% of o/s, this includes significant double counting (shares trading multiple times); it is likely that 10% or less of o/s (~23% of public float) have traded to arbs since ann’c  Alpha did not trade a significant amount of “excess shares” from 5-Aug until the Echo offer on 5-Nov  This suggests that a limited number of arbs entered  on the “soft catalyst” of Echo’s August earnings  comments  Investor 13Fs for the period ended 30-Sep show a  net decrease in hedge fund ownership vs. 30-Jun  From August 5, 2024 to Current (December 5, 2024)  Alpha Share Price  (2) Based on average daily trading volume of 0.2MM for 3-months preceding Q4:2024 earnings announcement.  CONFIDENTIAL | DRAFT  8  Impact of Echo Commentary / Offer on Alpha Trading Volume

 CONFIDENTIAL | DRAFT  16.2x  14.6x  9.7x  9.3x  8.8x 8.8x  8.6x  8.4x 8.2x  7.2x  7.1x  6.9x  6.4x 6.4x  5.9x  5.6x  5.1x  5.1x  4.8x  4.3x  4.1x  3.7x 3.7x  3.4x  3.2x  3.2x  3.2x  3.1x  2.5x  2.3x  Altium  Altair  Ansys  Black Knight  Red Hat  Inovalon  Mimecast  Commerce Hub  Coupa  RealPage  AVEVA  Medidata  McAfee  PowerSchool  Splunk  Instructure  Advent Software  Smartsheet  Cornerstone OnDemand  Squarespace  VMware  Citrix  Cerner  Informatica  DealerTrack  Infoblox  Mentor Graphics  LogMeIn  AVG  Riverbed  Blackboard  BMC  Quest Software  Neustar  Overall Median: 6.4x  77.6x  60.6x  48.8x  41.5x 40.6x  39.3x  37.8x  29.3x 28.2x 28.2x  26.8x  24.1x  23.9x  23.2x 22.1x 21.9x  20.1x  20.0x  18.4x  17.9x  16.6x 16.2x 15.5x  14.5x  14.0x  13.2x  12.8x  10.6x  5.9x  - -  Altair  Altium  Ansys  Inovalon  Mimecast  Coupa  RealPage  Red Hat  AVEVA  Smartsheet  Splunk  Black Knight  PowerSchool  Commerce Hub  Advent Software  Cerner  Squarespace  Informatica  Infoblox  Instructure  DealerTrack  Cornerstone OnDemand  Citrix  VMware  Blackboard  Riverbed  McAfee  LogMeIn  AVG  Quest Software  BMC  Neustar  Medidata  Mentor Graphics  64.4x  43.9x  37.5x  35.0x  33.8x  33.5x  32.1x  31.0x 30.9x  28.9x  21.0x  20.5x  19.7x 19.4x 19.4x 18.8x  18.1x  18.0x  17.0x  16.9x  16.0x  15.7x  15.1x  14.1x  12.6x  11.5x  10.9x  10.7x  9.0x  7.9x  5.0x  Altair  Altium  Coupa  Smartsheet  Red Hat  Ansys  Mimecast  Medidata  Splunk  RealPage  Inovalon  AVEVA  Squarespace  PowerSchool  Commerce Hub  Black Knight  Infoblox  DealerTrack  Cornerstone OnDemand  Informatica  Advent Software  McAfee  Instructure  Citrix  Mentor Graphics  VMware  Cerner  Blackboard  Riverbed  Quest Software  LogMeIn  AVG  BMC  Neustar  Overall Median: 19.4x  Selected Transaction Statistics  Selected Public Software Transactions Above $1 Billion Since 2011 with Revenue Growth Between ~0% and 20% and LFCF Margin > ~20%(1)  Note: Multiples greater than 80.0x or negative shown as dashes.  Includes Altair, Altium, Mentor Graphics, and Medidata transactions.  NTM statistics based on mean analyst consensus estimates for the next 12-month period as of transaction announcement.  AVEVA statistics reflect 2022 buy-out of its minority shareholders by Schneider Electric.  Echo estimated the value of its contribution for a 55% stake in Alpha at $8.5Bn / $160 per share ($6Bn in cash + software assets they valued at an  estimated $2.5Bn).  (5) Alpha common shares outstanding as of October 30, 2024 per Alpha 10-Q for the period ended September 30, 2024. RSUs, PSUs, and options as of November 22, 2024 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha 10-Q for the period ended September 30, 2024. Cash adjusted for $49M acquisition of Ocean Grid, including $9M cash holdback expected to be paid in FY26.  NTM Revenue Multiples of Selected Transactions(2)  9  Legend  Recent Technical SW Transactions  NTM LFCF Multiples of Selected Transactions(2)  NTM EBITDA Multiples of Selected Transactions(2)  75th Percentile: 8.4x  25th Percentile: 3.8x  14.5x Alpha @ $240(5): 12.3x  25th Percentile: 15.2x  25.0x 24.7x (3)22.9x  7.5x(3) 7.5x 7.4x  25th Percentile: 16.5x  33.8x 33.4x(3) 31.1x  Alpha @ $240(5): 40.4xAlpha 2021 @ $160(4): 38.7x Overall Median: 23.6x  75th Percentile: 33.5x  Alpha 2021 @ $160(4): 28.0x  75th Percentile: 30.4x Alpha @ $240(5): 26.5x  Alpha 2021 @ $160(4): 15.0x

 4.00x  2.21x  1.72x  1.51x  1.39x  1.32x  0.99x  0.86x  0.86x  0.85x  0.79x  0.66x  0.54x 0.53x  0.50x  0.36x  0.35x  0.21x  Ansys  Red Hat  Commerce Hub  Informatica  Splunk  Mimecast  Cornerstone OnDemand  Squarespace  Infoblox  Riverbed  Instructure  Black Knight  Blackboard  Smartsheet  AVG  Citrix  PowerSchool  Quest Software  Neustar  Overall Median: 0.86x  1.94x  1.84x  1.26x  1.22x  1.17x 1.16x 1.14x 1.14x  1.00x  0.87x 0.87x 0.86x 0.85x  0.80x  0.80x  0.72x  0.69x  0.66x  0.63x  0.63x  0.63x  0.61x  0.60x  0.56x 0.54x 0.54x  0.44x  0.42x  0.34x  0.32x  0.32x  0.25x  0.21x  0.19x  Altair  Citrix  Ansys  Black Knight  Riverbed  Infoblox  Instructure  Advent Software  AVG  Commerce Hub  LogMeIn  Cerner  VMware  Splunk  Cornerstone OnDemand  AVEVA  RealPage  Altium  Inovalon  BMC  Mimecast  PowerSchool  McAfee  Red Hat  Informatica  Coupa  Medidata  Smartsheet  Quest Software  Mentor Graphics  Squarespace  Neustar  DealerTrack  Blackboard  Overall Median: 0.68x  0.35x  0.32x 0.31x  0.27x 0.26x 0.26x  0.25x  0.24x 0.23x  0.22x  0.22x  0.21x  0.21x  0.21x  0.20x  0.19x 0.19x 0.19x  0.18x  0.17x  0.16x  0.16x  0.15x  0.14x 0.14x 0.14x  0.13x  0.12x  0.11x  0.09x  0.09x  0.09x  0.06x  Altair  Ansys  Medidata  Altium  Inovalon  Black Knight  RealPage  Coupa  Mimecast  AVEVA  Splunk  PowerSchool  Instructure  Advent Software  Red Hat  Commerce  Hub  Citrix  Mentor Graphics  Cerner  Cornerstone OnDemand  Smartsheet  Infoblox  VMware  Informatica  Riverbed  Squarespace  McAfee  AVG  LogMeIn  DealerTrack  BMC  Blackboard  Quest Software  Neustar  Overall Median: 0.19x  Selected Transaction Statistics  Selected Public Software Transactions Above $1 Billion Since 2011 with Revenue Growth Between ~0% and 20% and LFCF Margin > ~20%(1)  NTM Growth Adjusted Revenue Multiples of Selected Transactions(2)  10  NTM LFCF Growth Adjusted LFCF Multiples of Selected Transactions(2)  NTM Rule of 40 Adjusted Revenue Multiples of Selected Transactions(2)  25th Percentile: 0.54x  (3)  75th Percentile: 0.97x Alpha @ $240(5): 0.92x  75th Percentile: 0.24x 25th Percentile: 0.14x  (3)  Alpha 2021 @ $160(4): 0.37x Alpha @ $240(5): 0.28x  0.54x  75th Percentile: 1.45x  25th Percentile: 0.54x  3.28x Alpha @ $240(5): 1.86x  Legend  Recent Technical SW Transactions  Includes Altair, Altium, Mentor Graphics, and Medidata transactions.  NTM statistics based on mean analyst consensus estimates for the next 12-month period as of transaction announcement.  AVEVA statistics reflect 2022 buy-out of its minority shareholders by Schneider Electric.  Echo estimated the value of its contribution for a 55% stake in Alpha at $8.5Bn / $160 per share ($6Bn in cash + software assets they valued at an estimated $2.5Bn).  Note: Adjusted Revenue Multiples greater than 4.0x or negative and Adjusted LFCF Multiples greater than 7.0x or negative noted as dashes. (5) Alpha common shares outstanding as of October 30, 2024 per Alpha 10-Q for the period ended September 30, 2024. RSUs, PSUs,  and options as of November 22, 2024 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha 10-Q for the period ended September 30, 2024. Cash adjusted for $49M acquisition of Ocean Grid, including $9M cash holdback expected to be paid in FY26.  CONFIDENTIAL | DRAFT

Summary of Alpha Broker Valuation Methodologies

			Price Targets				
Date	Company	Broker Rating	Pre Investor Day (9/17)	Post Investor Day (9/17)	% Change	Post Echo Prop. (11/4) & Q1'25	Valuation Methodology
11/5/24	BofA Securities	**Buy**	$225.00	$260.00	*16%*	$260.00	25.0x CY26E EBITDA
11/4/24	Loop Capital	**Buy**	204.00	260.00	*27%*	260.00	36.0x FY27E FCF, 12.0x FY27E Revenue
11/5/24	Baird	**Buy**	250.00	250.00	-	250.00	38.0x FY26E FCF
11/6/24	Berenberg	**Hold**	250.00	265.00	*6%*	250.00	36.0x CY25E FCF
11/5/24	Piper Sandler	**Hold**	200.00	217.00	*9%*	240.00	Echo offer
11/5/24	William Blair	**Hold**	-	-		-	39.0x CY25E FCF
11/4/24	Wolfe Research	**Hold**				-	35.0-40.0x CY25E FCF
11/4/24	KeyBanc	**Hold**				-	37.5x FY26E FCF
Median			$225.00	$260.00	*16%*	$250.00	
Average			$225.80	$250.40	*11%*	$252.00	

Going into earnings, 4 of 5 price targets were above $240 Echo proposal

4 analysts raised their PT post investor day by a range of 6% - 27%

0.0% Premium to Current Share Price of $249.93

Buy: 38% **Hold: 63%** **Sell: 0%**

Current Price as of 12/5/24: $249.93

Valuation Methodology Summary



Revenue 13%
EBITDA 13%
FCF 75%



$260.00
$260.00
$250.00
$250.00
$240.00
BofA Securities
Loop Capital
Baird
Berenberg
Piper Sandler

Source: FactSet and Wall Street research.

11

Qatalyst PARTNERS

CONFIDENTIAL | DRAFT

 (11/5/24)  “In our view  , the appreciation in shares  since August was not entirely driven by  M&A speculation but also by the  company’s new financial targets  (given  9/17). We would not be surprised if the deal price is pushed slightly higher from here, but caveated with: Echo likely has a firm grasp on tolerable limits for attractive returns…  $240 is only a ~10% premium to our $217  PT, which we felt appropriately valued  the company’s planned expansion of  FCF margins back to 40-43%  over the  next five years.”  “Not surprised if price  pushed slightly higher”  (11/5/24)  “Some investors may be drawing parallels to Echo’s 2023 acquisition of National Instruments (NI), where the initial offers of  $48 and $53 per share were eventually raised to $60. However, these situations are quite different – Echo only owned about 2% of NI before that acquisition, whereas it already owns 57% of Alpha. Therefore, while the pre-market trading might suggest investors  are speculating on a higher offer,  we view  the current $240 per share offer as fair.  ”  “Fair”  (11/5/24)  “  We think the $240 proposal price seems  a bit low.  By using the recent takeout  multiple for ANSS (~14x out-year  revenue; ~47x out-year FCF) and ALTR  (~15x CY25 revenue; ~67x CY25 FCF),  we see upward bias towards our bull-  case scenario of $260  , which would imply a  ~42x CY25 FCF multiple (~13x CY25  Revenue multiple).”  “A bit low / See Upward  Bias”  (11/6/24)  “Echo’s bid price for Alpha came in at $240  per share,  which we think is  underwhelming  . Based on Alpha’s share  price performance throughout the year and in the period leading up to 6 August (the date the bid premium is calculated from) and considering the takeout premiums of other  recent deals in the software sector,  we  estimate that an offer price in the region  of $250-260 would have been more  suitable  . As such, we hope that there is a  price negotiation that could lead to an  increase in the bid price; although, given  Alpha’s ownership structure,  we think that  a price negotiation would be unlikely to  yield much more of an increase than  $250.”  “Underwhelming”  “An offer…of $250-  $260…more suitable”  Summary of Alpha Broker Commentary on Echo Proposal  Commentary  Perspectives on Proposal Price  11  CONFIDENTIAL | DRAFT

 (11/6/24)  “While we don’t view the proposed Alpha  transaction as inexpensive (and  we would  not be surprised if a final transaction  price drifted somewhat higher vs. Echo’s  initial public proposal  ), we see good  strategic rationale for Echo to acquire the remaining portion of Alpha that it doesn’t already own and our sense is that Echo, through its existing 57% ownership stake in Alpha and already close collaboration between the companies, likely has a solid value creation roadmap for the asset if and when a transaction does close.”  “Would not be surprised if…price drifted somewhat  higher”  (11/5/24)  “Management took decisive action today to untie this Gordian Knot via a $240 tender offer, barely above Alpha's pre- announcement closing price, reinforcing the  view  that management does not intend to  pay a control premium on an inflated  stock price  …. Do we think the Alpha  tender gets done at $240?  We think this is  a fair and reasonable indicative offer  …  Alpha has significantly outperformed its  software peer group over the past three  months, and the offer prices Alpha at a 12%  premium on 2025E EBITDA.  Clearly, this  bid could move a little higher in order to  secure the approval of the Alpha  independent directors for the tender  offer. But we view $240 as pretty close to  the bullseye.”  “Pretty close to the bullseye”  (11/5/24)  “We are encouraged by potential synergies  from an Alpha transaction. That said, we  think the likelihood of a deal at  $240/share could be low given Alpha is  already trading ~in line with this share  price, and could see an offer closer to  ~$260 as necessary  … we think Echo's  proposed price of $240 could face challenges in being accepted by a shareholder vote given the limited premium implied to preannouncement share prices.”  “Could see an offer closer to  ~$260”  (11/6/24)  “Echo remains in negotiations with Alpha  (price/timing TBD), with no intention to sell  its existing stake.  We expect Echo to  ultimately succeed in purchasing the  balance of Alpha (could be some upward  pressure on sale price)  , while a sale to PE  or spin seems like the most likely outcomes for Safety & Productivity. Alpha move is expected to be neutral to F25 earnings  (including synergies).”  “Could be some upward  pressure”  Summary of Echo Broker Commentary on Echo Proposal  Commentary  Perspectives on Proposal Price  11  CONFIDENTIAL | DRAFT

  Premium   Min Range:  <10%  10%  20%  30%  40%  50%  60%  70%  80%  Max Range:  10%  20%  30%  40%  50%  60%  70%  80%  >80%  # of Transactions  55  82  100  62  51  35  19  11  19  % of Total  13%  19%  23%  14%  12%  8%  4%  3%  4%  % of Total At Or  Below Range  13%  32%  55%  69%  81%  89%  93%  96%  100%  55  82  100  62  51  35  19  11  19  Median: 28% Premium  Selected Technology Transaction Premia  Premia in Selected >$1Bn Public Technology Transactions Since 2003  Source: FactSet as of December 5, 2024.  Note: Based on FactSet premia and unaffected dates for technology M&A transactions greater than $1Bn enterprise value since 2003.  1- Day Premia Paid  434 Total Transactions in Data Set  25th Percentile: 18% Premium  Echo Proposal Premium to Echo-cited Unaffected(1): 35%  75th Percentile: 45% Premium  Mean: 33%  Premium  14  (1) Reflects Echo Proposal of $240.00 per share received on November 5, 2024.  CONFIDENTIAL | DRAFT

 Alpha Preliminary Valuation Analysis

Summary of Alpha Preliminary Management Plan

Annual Contract Value[1] ($MM) | Growth (%)



Actual
Forecast
12%
9% (2)
11%
12%
12%
13%
14%
14%
$885
$933
$1,035
$1,156
$1,299
$1,469
$1,669
$1,898
FY23A
FY24A
FY25E
FY26E
FY27E
FY28E
FY29E
FY30E

Revenue ($MM) | Growth (%)



Actual
Forecast
7%
8%
10%
(1%)
21%
16%
15%
13%
$1,044
$1,127
$1,236
$1,217
$1,472
$1,713
$1,974
$2,241
FY23A
FY24A
FY25E
FY26E
FY27E
FY28E
FY29E
FY30E

Operating Income ($MM) | Margin (%)



Actual
Forecast
% ACV Margin(3)
27%
28%
35%
39%
43%
46%
50%
50%
38%
40%
45%
42%
49%
54%
58%
58%
$395
$456
$562
$510
$726
$926
$1,147
$1,301
FY23A
FY24A
FY25E
FY26E
FY27E
FY28E
FY29E
FY30E

Levered Free Cash Flow ($MM) | Margin (%)



Actual
Forecast
% Margin (ACV-Based)
35%
36%
35%
42%
39%
43%
44%
44%
29%
30%
29%
39%
34%
37%
37%
37%
$306
$336
$360
$480
$501
$638
$735
$834
FY23A
FY24A
FY25E
FY26E
FY27E
FY28E
FY29E
FY30E
LFCF Growth:
10%
7%
33%
4%
27%
15%
13%
FY24A-30E CAGR: 16%

Source: Alpha Preliminary Management Plan provided by Alpha Management as of December 2024.
Note: Alpha FYE of June 30.
(1) Alpha defines ACV as the estimate of the annual value of its portfolio of term license and software maintenance and support, or SMS, contracts, the annual value of SMS agreements purchased with perpetual licenses and the annual value of standalone SMS agreements purchased with certain legacy term license agreements, which have become an immaterial part of its business.
(2) YoY Growth normalized to exclude the effect of a one-time $36M write-off of suspended Russian business.
(3) ACV Margin = (ACV – non-GAAP expenses) / ACV.

16

Qatalyst PARTNERS

CONFIDENTIAL | DRAFT

Alpha Preliminary Management Plan vs. Street

Legend
Preliminary Management Plan
Street Case

ACV ($MM)[1]



FY24A-FY29E CAGR:
Prelim. Mgmt. Plan: 12%
Street (FY27E): 9%
$885
$933
$1,035
$1,019
$1,156
$1,109
$1,299
$1,212
$1,469
$1,669
$1,898
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

# of Brokers for Consensus:			
	5	4	3

Revenue ($MM)



FY24A-FY29E CAGR:
Prelim. Mgmt. Plan: 4%
Street (FY27E): 7%
$1,044
$1,127
$1,236
$1,192
$1,283
$1,217
$1,472
$1,394
$1,713
$1,974
$2,241
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

# of Brokers for Consensus:			
	8	8	6

Non-GAAP Operating Income ($MM)



FY24A-FY29E CAGR:
Prelim. Mgmt. Plan: 6%
Street (FY27E): 12%
$395
$456
$562
$521
$576
$510
$726
$650
$926
$1,147
$1,301
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

# of Brokers for Consensus:			
	8	8	6

Levered Free Cash Flow ($MM)



FY24A-FY29E CAGR:
Prelim. Mgmt. Plan: 17%
Street (FY27E): 12%
$306
$336
$360
$342
$480
$411
$501
$477
$638
$735
$834
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

# of Brokers for Consensus:			
	6	6	4

ACV Growth (%)[1]



12%
(2)
9%
11%
9%
12%
9%
12%
9%
13%
14%
14%
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

Revenue Growth (%)



7%
8%
10%
6%
8%
(1%)
21%
9%
16%
15%
13%
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

Revenue and profitability metrics are impacted by timing of bookings

Non-GAAP Operating Margin (%)

% ACV Margin[3]:

	FY23A	FY24A	FY25E	FY26E	FY27E	FY28E	FY29E	FY30E
Mgmt:	27%	28%	35%	39%	43%	46%	50%	50%
Street:	27%	28%	34%	36%	39%	-	-	-



38%
40%
45%
44%
45%
42%
49%
47%
54%
58%
58%
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

Levered Free Cash Flow Margin (%)

% Margin (ACV-Based):

	FY23A	FY24A	FY25E	FY26E	FY27E	FY28E	FY29E	FY30E
Mgmt:	35%	36%	35%	42%	39%	43%	44%	44%
Street:	35%	36%	34%	37%	39%	-	-	-



29%
30%
29%
29%
39%
32%
34%
34%
37%
37%
37%
FY23A FY24A FY25E FY26E FY27E FY28E FY29E FY30E

Ro40[4]:

	FY23A	FY24A	FY25E	FY26E	FY27E	FY28E	FY29E	FY30E
Mgmt:	36%	38%	39%	38%	55%	54%	52%	51%
Street:	36%	38%	34%	40%	43%	-	-	-

Source: Historical financials based on company filings. Alpha Preliminary Management Plan provided by Alpha Management as of December 2024. Street Case projections based on Wall Street Analyst reports mean consensus estimates provided by Alpha Management as of November 2024, post Q1'FY25 earnings.
Note: Alpha FYE June 30.
(1) Alpha defines ACV as the estimate of the annual value of its portfolio of term license and software maintenance and support, or SMS, contracts, the annual value of SMS agreements purchased with perpetual licenses and the annual value of standalone SMS agreements purchased with certain legacy term license agreements, which have become an immaterial part of its business.
(2) YoY Growth normalized to exclude the effect of a one-time $36M write-off of suspended Russian business.
(3) ACV Margin = (ACV – non-GAAP expenses) / ACV.
(4) Rule of 40 = Revenue Growth + LFCF Margin.

17

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

 10.0x  0.0x  20.0x  30.0x  40.0x  50.0x  60.0x  70.0x  80.0x  Jan-14  Jul-14 Jan-15 Jul-15 Jan-16 Jul-16 Jan-17 Jul-17 Jan-18 Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Jul-21 Jan-22 Jul-22 Jan-23 Jul-23  Source: Factset mean consensus estimates as of December 5, 2024.  Technical Software Index includes Aveva, Cadence, Synopsys, Autodesk, PTC, Bentley Systems, Dassault, and Nemetschek. Includes Aveva until 8/23/2022, the last unaffected trading date prior to announcement of a transaction with Schneider.  Excludes Cadence and Synopsys.  Jan-24 Jul-24  Alpha NTM LFCF Multiple Over Time vs. Technical Software Peers  From January 2, 2014 to Current (December 5, 2024)  NTM LFCF Mult. (10-Day Moving Average)  18  Alpha Current: 42.0x  Tech. SW. Index Current(1): 41.2x Tech. SW. Index (Excl. EDA)(2)  Current: 36.4x  10/11/21  12/5/24% Δ  36.0x  36.1x  0%  51.2x  45.5x  (11%)  40.4x  58.2x  44%  38.2x  29.1x  (24%)  54.5x  42.2x  (23%)  32.9x  29.2x  (11%)  30.9x  48.2x  56%  Average  40.6x  41.2x  1%  Median  38.2x  42.2x  10%  1st Echo Transaction  Announce (October 11, 2021) | Close (May 16, 2022)  Average discount / premium to:  Technical SW. Index: (12%) Avg. discount / premium to: Technical SW. Index: (7%)  Tech. SW. Excl. EDA: (18%) Tech. SW. Excl. EDA: 2%  Alpha Future Trading CY+1 LFCF Range: 27.5x – 40.0x  Implied NTM Mult. Range: 30.2x – 43.9x  Technical Software Index   Average Statistics 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 YTD Current  17.8x 20.9x 24.1x 27.5x 33.5x 32.1x 36.6x 42.8x 31.2x 37.1x 41.7x 41.2x  Tech. SW. Index (Excl. EDA)  19.2x 22.6x 27.2x 29.9x 37.7x 33.2x 37.4x 44.2x 29.8x 35.4x 36.2x 36.4x  Alpha  Alpha NTM Rev. Growth Alpha NTM LFCF Margin  20.5x 18.2x 20.5x 25.5x 29.9x 30.1x 27.0x 32.9x 36.1x 30.8x  11% 7% 2% 2% 7% 3% 10% 1% 11% 9%  45% 42% 40% 36% 41% 46% 45% 41% 36% 35%  36.0x  8%  32%  42.0x  13%  31%  CONFIDENTIAL | DRAFT

 33%  32%  34%  30%  28%  26%  24%  24%  40%  38%  33%  26%  26%  22%  Alpha Street  Alpha Mgmt.  PTC  Autodesk  Cadence  Bentley  Synopsys  Dassault  Nemetschek  Adobe  Palo Alto Networks  Salesforce  Workday  Informatica  SAP  Median: 30%  Median: 28%  28%  46%  44%  47%  44%  42%  36%  36%  30%  49%  40%  34%  33%  31%  30%  Alpha Street  Alpha Mgmt.  Cadence  Synopsys  PTC  Autodesk  Bentley  Dassault  Nemetschek  Adobe  Salesforce  Informatica  Palo Alto  Networks  Workday  SAP  Median: 34%  Median: 37%  37%  30%  36%  29%  27%  26%  25%  24%  23%  40%  35%  32%  27%  23%  15%  Alpha Street  Alpha Mgmt.  PTC  Cadence  Autodesk  Nemetschek  Synopsys  Bentley  Dassault  Adobe  Palo Alto  Networks  Salesforce  Informatica  Workday  SAP  Median: 30%  Median: 26%  10%  7%  16%  14%  14%  13%  13%  11%  6%  15%  13%  11%  10%  9%  7%  Alpha Street Alpha Mgmt.  Synopsys  PTC  Cadence  Autodesk  Bentley  Dassault  Palo Alto Networks  Workday  Adobe  SAP  Salesforce  Informatica  Median: 10%  Median: 13%  CY25E Operating Statistics of Selected Companies  Source: Factset mean consensus estimates as of December 5, 2024.  Nemetschek CY25E growth PF for the acquisition of GoCanvas.  Rule of 40 calculated as revenue growth + LFCF margin.  Legend  Selected Engineering Software Selected Profitable Software  CY25E  Rev ($MM)  $1,249  $1,230  $7,067  $2,629  $1,207  $5,243  $6,908  $1,502  $7,073  $9,799  $9,524  $23,786  $40,108  $41,282  $1,785  Revenue Growth  NTM UFCF Margin  LFCF Margin  44%  40%  48%  42%  41%  38%  41%  30%  37%  51%  52%  42%  39%  33%  31%  Nemetschek (1)  19  FY25 ACV Guidance: ~9% Growth  EBITDA Margin  CY25E Rule of 40(2)  CONFIDENTIAL | DRAFT  Terminal FY2030E: 31%  40%  Terminal FY2030E:  13%

CY25E Operating Statistics of Selected Companies

Legend
Selected Engineering Software
Selected Profitable Software



EV ($Bn)
$15.0
$15.2
$85.4
$77.9
$16.5
$12.8
$26.0
$67.7
$47.9
$133.2
$242.0
$351.1
$308.8
$69.5
$9.4
Revenue Multiple
Median: 10.6x
Median: 8.1x
12.0x
12.2x
16.3x
11.0x
11.0x
10.6x
9.9x
9.8x
6.8x
13.6x
10.2x
8.5x
7.7x
7.3x
5.3x
1D Prior to Echo Prop.
Echo Proposal @ $240
Cadence
Synopsys
Bentley
Nemetschek
PTC
Autodesk
Dassault
Palo Alto Networks
Adobe
Salesforce
SAP
Workday
Informatica
EBITDA Multiple
Median: 26.2x
Median: 22.4x
26.1x
26.4x
35.3x
34.8x
30.2x
26.2x
25.3x
23.6x
18.9x
41.6x
25.5x
23.6x
21.3x
20.7x
15.4x
1D Prior to Echo Prop.
Echo Proposal @ $240
Nemetschek
Cadence
Bentley
Autodesk
Synopsys
PTC
Dassault
Palo Alto Networks
SAP
Workday
Salesforce
Adobe
Informatica
LFCF Multiple
Median: 36.5x
Median: 27.9x
Illustrative FT LFCF Mult. Range: 27.5x-40.0x
36.4x
36.8x
57.7x
45.4x
43.3x
36.5x
32.9x
29.2x
27.5x
37.7x
37.1x
29.7x
26.1x
25.2x
19.1x
1D Prior to Echo Prop.
Echo Proposal @ $240
Cadence
Synopsys
Nemetschek
Bentley
Autodesk
Dassault
PTC
Palo Alto Networks
SAP
Workday
Salesforce
Adobe
Informatica
NTM UFCF Multiple
Median: 41.9x
Median: 29.5x
Illustrative DCF Terminal Mult. Range: 20.0x-30.0x
39.5x
39.9x
57.3x
46.9x
46.8x
41.9x
37.0x
30.5x
28.6x
51.2x
40.6x
32.1x
26.8x
26.2x
19.9x
1D Prior to Echo Prop.
Echo Proposal @ $240
Cadence
Bentley
Synopsys
Nemetschek
Autodesk
Dassault
PTC
SAP
Palo Alto Networks
Workday
Salesforce
Adobe
Informatica

Source: Factset mean consensus estimates as of December 5, 2024.

20

Qatalyst PARTNERS

CONFIDENTIAL | DRAFT

CY25E Trading Statistics of Selected Companies

Legend
- *Selected Engineering Software*
- *Selected Profitable Software*

EV / Rev.	1D Prior to Echo Prop.	Echo Proposal @ $240	Cadence	Dassault	Bentley	Nemetschek	Autodesk	Synopsys	PTC	Salesforce	Palo Alto Networks	Adobe	SAP	Informatica	Workday
	12.0x	12.2x	16.3x	6.8x	11.0x	10.6x	9.8x	11.0x	9.9x	8.5x	13.6x	10.2x	7.7x	5.3x	7.3x



Growth Adjusted Revenue Multiple
Median: 0.78x
Median: 0.86x
1.17x
1.18x
1.23x
1.09x
1.01x
0.78x
0.76x
0.71x
0.70x
0.96x
0.93x
0.93x
0.78x
0.75x
0.56x
1D Prior to Echo Prop.
Echo Proposal @ $240
Cadence
Dassault
Bentley
Nemetschek (1)
Autodesk
Synopsys
PTC
Salesforce
Palo Alto Networks
Adobe
SAP
Informatica
Workday
Ro40 Adjusted Revenue Multiple
Median: 0.27x
Median: 0.20x
0.27x
0.28x
0.39x
0.29x
0.28x
0.27x
0.23x
0.23x
0.21x
0.26x
0.25x
0.20x
0.20x
0.19x
0.16x
1D Prior to Echo Prop.
Echo Proposal @ $240
Cadence
Bentley
Nemetschek (1)
Synopsys
Autodesk
Dassault
PTC
Palo Alto Networks
SAP
Salesforce
Adobe
Workday
Informatica
Growth Adjusted LFCF Multiple
Median: 2.47x
Median: 1.33x
2.08x
2.10x
3.79x
3.73x
3.67x
2.47x
2.27x
1.99x
1.83x
2.24x
1.92x
1.33x
1.32x
1.27x
1.25x
1D Prior to Echo Prop.
Echo Proposal @ $240
Autodesk
Dassault
Bentley
Cadence
Nemetschek
Synopsys
PTC
Salesforce
Palo Alto Networks
Adobe
Workday
SAP
Informatica

CY24-26E LFCF CAGR	1D Prior to Echo Prop.	Echo Proposal @ $240	Autodesk	Dassault	Bentley	Cadence	Nemetschek	Synopsys	PTC	Salesforce	Palo Alto Networks	Adobe	Workday	SAP	Informatica
	17%	17%	9% (2)	8%	10%	23% (2)	19% (2)	23% (2)	15%	12%	20%	19%	22%	29% (2)	15%

Source: Factset mean consensus estimates as of December 5, 2024.
1. *Nemetschek CY25E growth PF for the acquisition of GoCanvas.*
2. *CY25E-CY26E growth shown due to one-time CY24E LFCF impacts. Cadence LFCF growth based on Piper Sandler estimates. Synopsys LFCF growth based on Loop Capital Estimates.*

21

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

Illustrative LFCF-Based Present Value of Future Share Price

Present Value of Future Alpha Share Price Based on a Range of LFCF Multiples

($MM, except per-share amounts)	Alpha Street (1)			Alpha Preliminary Management Plan (2)		
	1-Year	2-Year	*'24E-'27E*	1-Year	2-Year	*'24E-'27E*
	CY26E	CY27E	*CAGR*	CY26E	CY27E	*CAGR*
ACV:	$1,146	$1,249	*9%*	$1,221	$1,370	*12%*
% Growth:	*9%*	*9%*		*13%*	*12%*	
Revenue:	$1,308	$1,423	*8%*	$1,356	$1,571	*12%*
% Growth:	*5%*	*9%*		*10%*	*16%*	
Free Cash Flow:	$426	$478	*16%*	$480	$543	*21%*
% Margin:	*33%*	*34%*		*35%*	*35%*	
Rule of 40 (3):	*37%*	*42%*		*46%*	*50%*	

Present Value per Share (10.25% Cost of Equity)



CY+1 LFCF Mult:
40.0x
33.75x
27.5x
$240.19
$202.86
$165.50
$243.18
$205.37
$167.55
$270.35
$228.31
$186.27
$276.00
$233.06
$190.12
Echo Proposal (11/5/24): $240.00

			Alpha Street 1-Year	Alpha Street 2-Year	Mgmt Plan 1-Year	Mgmt Plan 2-Year
Implied Future Share Price	*High:*	***40.0x***	*$265*	*$296*	*$298*	*$335*
	Mid:	***33.75x***	*$224*	*$250*	*$252*	*$283*
	Low:	***27.5x***	*$182*	*$204*	*$205*	*$231*
Implied CY+1 Rev. Mults	*High:*	***40.0x***	*12.6x*	*12.8x*	*13.8x*	*13.2x*
	Mid:	***33.75x***	*10.6x*	*10.7x*	*11.5x*	*11.0x*
	Low:	***27.5x***	*8.5x*	*8.6x*	*9.3x*	*8.9x*
Implied CY+1 EBITDA Mults	*High:*	***40.0x***	*27.5x*	*26.9x*	*29.0x*	*25.2x*
	Mid:	***33.75x***	*23.1x*	*22.5x*	*24.3x*	*21.1x*
	Low:	***27.5x***	*18.6x*	*18.0x*	*19.7x*	*17.0x*

Note: Assumes illustrative 10.25% cost of equity and 0.5% dilution per year due to employee equity issuances.
(1) Alpha Street projections based on mean consensus estimates of Wall Street Analyst reports as provided by Alpha Management as of November 2024, post Q1'FY25 earnings. FQ1-FQ2'FY28E projections extrapolated due to lack of broker estimates.
(2) Alpha Preliminary Management Plan provided by Alpha Management as of December 2024.
(3) Rule of 40 = Revenue Growth + LFCF Margin.

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 Summary of Alpha Unlevered Free Cash Flow Projections  CONFIDENTIAL | DRAFT  23  Alpha Preliminary Management Plan provided by Alpha Management as of December 2024.  ACV Margin = (ACV – non-GAAP expenses) / ACV.  Long-term steady state taxes per Alpha Management assumed in FY2030 (assumes no DTL-related taxes, remaining DTLs of $274M in FY29E valued separately).  ($MM, except per share amounts)   Alpha Preliminary Management Plan (1) '25E-  Terminal '30E  Q2-Q4'FY25E  FY26E  FY27E  FY28E  FY29E  FY30E  CAGR  ACV  $1,035  $1,156  $1,299  $1,469  $1,669  $1,898  13%  % Growth  11%  12%  12%  13%  14%  14%  Revenue  $1,020  $1,217  $1,472  $1,713  $1,974  $2,241  13%  % Growth  -  (1%)  21%  16%  15%  13%  Non-GAAP Operating Income  $513  $510  $726  $926  $1,147  $1,301  ACV Non-GAAP Operating Margin (2)  -  39%  43%  46%  50%  50%  % Margin (Revenue-Based)  50%  42%  49%  54%  58%  58%  Less: Cash Taxes (3)  (91)  (120)  (153)  (179)  (223)  (192)  Net Operating Profit After Taxes  $423  $390  $573  $747  $924  $1,109  % Margin (ACV-Based)  -  34%  44%  51%  55%  58%  % Margin (Revenue-Based)  41%  32%  39%  44%  47%  50%  Less: Capital Expenditures & Cap. SW Costs  (13)  (16)  (15)  (15)  (15)  (15)  Plus: Depreciation  6  10  13  17  19  19  Less: Change in NWC  (93)  45  (119)  (164)  (257)  (287)  Plus: Interest Income from LT Rev. Contracts (ASC 606)  46  53  50  54  64  64  Unlevered Free Cash Flow  $367  $481  $502  $639  $736  $891  % Margin (ACV-Based)  -  42%  39%  44%  44%  47%  % Margin (Revenue-Based)  36%  40%  34%  37%  37%  40%  Cumulative Dilution  -  0.5%  1.0%  1.5%  2.0%  -

Illustrative Alpha Discounted Cash Flow Analysis

Summary of Discounted Cash Flow Assumptions

- *Unlevered free cash flow projections and terminal value discounted to September 30, 2024 using mid-period convention*
- *Excludes the impact of stock-based compensation, amortization of intangibles, non-recurring expenses, and other non-cash items in unlevered free cash flow*
- *Weighted average cost of capital range of 9.5% to 11.25%*
- *Terminal value based on NTM UFCF multiple range of 20.0x to 30.0x and terminal year (FY30E) UFCF of $891MM*
- *Assumes current shareholders incur ~2% cumulative dilution through issuance of equity awards over the projected period, per Alpha Management*

($MM, except per share amounts)

	Illustrative Present Value as of September 30, 2024								
Discount Rate:	9.5%			10.375%			11.25%		
Terminal NTM UFCF Multiple:	20.0x	25.0x	30.0x	20.0x	25.0x	30.0x	20.0x	25.0x	30.0x
Implied Perpetuity Growth Rate	*4.3%*	*5.3%*	*6.0%*	*5.1%*	*6.2%*	*6.9%*	*6.0%*	*7.0%*	*7.7%*
PV of Unlevered FCFs Adj. for Dilution (Q2-Q4'FY25E - FY29E) (1)	$2,147	$2,147	$2,147	$2,106	$2,106	$2,106	$2,066	$2,066	$2,066
PV of Terminal Value Adj. for Dilution (FY30E & Beyond) (1)	11,347	14,184	17,021	10,926	13,658	16,389	10,524	13,155	15,786
% of Enterprise Value in Terminal Value	*84%*	*87%*	*89%*	*84%*	*87%*	*89%*	*84%*	*86%*	*88%*
Implied Enterprise Value	**$13,494**	**$16,331**	**$19,167**	**$13,032**	**$15,764**	**$18,495**	**$12,590**	**$15,221**	**$17,852**
Less: Debt (2)	(7)	(7)	(7)	(7)	(7)	(7)	(7)	(7)	(7)
Plus: Cash (2)(3)	172	172	172	172	172	172	172	172	172
Less: PV of DTLs (FY30E & Beyond) (1)	(149)	(149)	(149)	(142)	(142)	(142)	(135)	(135)	(135)
Implied Equity Value	**$13,511**	**$16,347**	**$19,184**	**$13,056**	**$15,788**	**$18,519**	**$12,621**	**$15,252**	**$17,883**
Implied Price Per Share	**$211.19**	**$255.23**	**$299.26**	**$204.13**	**$246.54**	**$288.94**	**$197.37**	**$238.23**	**$279.07**

Note: Assumes mid-period discounting convention.
(1) Alpha Preliminary Management Plan provided by Alpha Management as of December 2024.
(2) Alpha common shares outstanding as of October 30, 2024 per Alpha 10-Q for the period ended September 30, 2024. RSUs, PSUs, and options as of November 22, 2024 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha 10-Q for the period ended September 30, 2024.
(3) Cash adjusted for $49M acquisition of Ocean Grid, including $9M cash holdback expected to be paid in FY26.

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 CONFIDENTIAL | DRAFT  Selected Transaction Statistics  Selected Public Software Transactions Above $1 Billion Since 2011 with Revenue Growth Between ~0% and 20% and LFCF Margin > ~20%(1)  ($MM)  noted as dashes. Source: Capital IQ, FactSet, company filings, company press releases and Wall Street research.  (1)  (2)  (3)  Includes Altair, Altium, Mentor Graphics, and Medidata transactions.  NTM statistics based on mean analyst consensus estimates for the next twelve-month period as of transaction announcement.  Unaffected premium indicates premium based on day prior to rumors of a potential transaction, or premium based on day prior to transaction announcement if no substantial  rumors existed.  Note: Selected Transactions sorted by announce date. Multiples greater than 80.0x, Adj. Rev. Mult.s greater than 4.0x, and Adj. LFCF Mults. greater than 7.0x, or negative mults (4)  (5)  (6)  (7)  Rule of 40 = Revenue growth + LFCF Margin.  Levered free cash flow based on cash flow from operations less capital expenditures and capitalized software. AVEVA statistics reflect 2022 buy-out of its minority shareholders by Schneider Electric.  Echo estimated the value of its contribution for a 55% stake in Alpha at $8.5Bn / $160 per share ($6Bn in cash + software assets they valued at an estimated $2.5Bn).  Implied $180/share includes synergies.  Legend  *  Transaction Consideration Included Stock  Recent Technical SW Transactions  25   NTM Transaction Multiples (2) Unaffected Premium (3) NTM Operating Statistics   Annc.  FD Equity FD Enterprise  Gr. Adj.  Ro40 Adj.  LFCF Gr.  LTM  Revenue  EBITDA LFCF   Rule of  Date  Target  Acquiror  Value Value  Revenue  Revenue  Revenue (4)  EBITDA  LFCF(5) Adj. LFCF(5)  1-Day  High  Growth  Margin Growth Margin  40 (4)(5)  Mean of Recent Technical SW Transactions:  13.2x  1.14x  0.36x  41.6x  55.1x  4.00x  32%  8%  14%  33%  10%  25%  38%  Oct-21 Alpha / Echo @ $160 (7)  $10,878  $10,794  15.0x  –  0.37x  28.0x  38.7x  –  27%  1%  2%  53%  1%  39%  41%  Oct-21 Alpha / Echo @ $180 (with synergies) (7)  $12,255  $12,171  16.9  –  0.42  31.6  43.6  –  43%  13%  2%  53%  1%  39%  41%  Echo Proposal @ $240:  $15,366  $15,200  12.3x  0.92x  0.28x  26.5x  40.4x  1.86x  1%  (0%)  13%  46%  22%  31%  44%  10/31/24  Altair Engineering (1)  Siemens  $10,595  $10,100  14.6x  1.94x  0.54x  64.4x  77.6x  –  19%  13%  8%  23%  8%  20%  27%  09/24/24  Smartsheet  Blackstone & Vista Equity  8,351  7,645  6.4  0.42  0.17  35.0  31.1  0.54  25%  16%  15%  18%  58%  22%  37%  09/09/24  Squarespace  Permira  7,013  7,237  5.6  0.32  0.14  22.9  23.2  0.99  22%  22%  17%  24%  24%  23%  41%  07/25/24  Instructure  KKR  3,631  4,721  6.9  1.14  0.21  16.9  20.1  0.85  16%  (17%)  6%  41%  24%  26%  33%  06/07/24  PowerSchool  Bain Capital  4,894  5,838  7.2  0.61  0.22  21.0  28.2  0.36  37%  (9%)  12%  34%  78%  21%  33%  02/15/24  Altium (1)  Renesas  5,919  5,718  16.2  0.66  0.31  43.9  60.6  –  34%  31%  25%  37%  -  28%  52%  01/16/24  Ansys *  Synopsys  34,634  34,841  14.5  1.26  0.35  33.5  48.8  4.00  29%  12%  12%  43%  12%  29%  41%  09/21/23  Splunk  Cisco  28,133  29,552  7.1  0.80  0.22  30.9  29.3  1.51  31%  26%  9%  23%  19%  23%  32%  12/12/22  Coupa  Thoma Bravo  6,675  8,003  8.4  0.54  0.25  37.5  39.3  –  77%  (61%)  16%  23%  -  18%  34%  09/21/22  AVEVA (6)  Schneider Electric  11,461  11,934  7.5  0.72  0.23  24.7  33.4  –  47%  (24%)  10%  30%  -  22%  32%  05/26/22  VMware *  Broadcom  61,083  70,200  5.1  0.85  0.16  15.1  16.6  –  44%  (17%)  6%  34%  -  27%  33%  05/04/22  Black Knight *  Intercontinental Exchange  13,259  15,873  9.7  1.22  0.26  19.7  28.2  0.79  43%  2%  8%  49%  36%  29%  37%  01/31/22  Citrix  Evergreen Coast & Vista  13,633  16,519  5.1  1.84  0.19  16.0  17.9  0.50  30%  (28%)  3%  32%  36%  23%  26%  12/20/21  Cerner  Oracle  28,305  28,938  4.8  0.86  0.19  14.1  23.9  –  20%  14%  6%  34%  2%  20%  25%  12/07/21  Mimecast  Permira  5,822  5,538  8.8  0.63  0.24  32.1  40.6  1.39  16%  13%  14%  27%  29%  23%  37%  11/07/21  McAfee  Investor Group  11,958  14,472  7.4  0.60  0.14  17.0  14.5  –  23%  (17%)  12%  44%  -  42%  55%  08/19/21  Inovalon * (7)  Nordic Capital  6,415  7,209  8.8  0.63  0.27  25.0  41.5  –  25%  20%  14%  35%  -  19%  33%  08/05/21  Cornerstone OnDemand  Clearlake  4,127  5,238  5.9  0.80  0.18  18.8  18.4  1.32  31%  4%  7%  31%  14%  25%  33%  12/21/20  RealPage  Thoma Bravo  9,101  10,186  8.2  0.69  0.26  28.9  37.8  –  31%  28%  12%  28%  -  19%  31%  12/17/19  LogMeIn  Francisco Partners  4,337  4,418  3.4  0.87  0.12  10.7  14.0  –  25%  (11%)  4%  32%  -  24%  28%  06/12/19  Medidata  Dassault Systèmes  5,897  5,785  7.5  0.44  0.32  31.0  –  –  17%  4%  17%  24%  13%  6%  23%  10/28/18  Red Hat (1)  IBM  34,630  33,622  9.3  0.56  0.21  33.8  33.8  3.28  63%  8%  17%  27%  10%  28%  45%  03/06/18  CommerceHub  GTCR & Sycamore  1,069  1,049  8.6  0.87  0.20  20.5  26.8  2.21  25%  (4%)  10%  42%  12%  33%  43%  12/14/16  Neustar  Golden Gate Capital  1,997  2,882  2.3  0.25  0.06  5.0  5.9  0.21  45%  21%  9%  45%  28%  27%  36%  11/14/16  Mentor Graphics  Siemens  4,529  4,521  3.7  0.32  0.19  15.7  –  –  21%  21%  11%  23%  -  8%  19%  09/19/16  Infoblox (1)  Vista  1,611  1,353  3.7  1.16  0.16  19.4  21.9  0.86  72%  (5%)  3%  19%  25%  20%  23%  07/07/16  AVG  Avast  1,341  1,452  3.2  1.00  0.13  9.0  13.2  0.53  34%  (13%)  3%  36%  25%  23%  26%  06/15/15  DealerTrack  Cox Automotive  3,997  4,617  4.1  0.21  0.11  19.4  20.0  –  59%  27%  20%  21%  -  18%  37%  04/07/15  Informatica  Permira & CPP  5,295  4,874  4.3  0.54  0.15  18.1  22.1  1.72  27%  17%  8%  24%  13%  21%  29%  02/02/15  Advent Software  SS&C Technologies  2,501  2,683  6.4  1.14  0.21  18.0  24.1  –  44%  26%  6%  36%  -  25%  30%  12/15/14  Riverbed Technology  Thoma Bravo  3,543  3,580  3.2  1.17  0.14  11.5  15.5  0.86  39%  (6%)  3%  28%  18%  20%  23%  05/06/13  BMC  Investor Group  7,032  7,136  3.1  0.63  0.09  7.9  10.6  –  14%  (18%)  5%  39%  -  29%  34%  07/02/12  Quest Software  Dell  2,529  2,386  2.5  0.34  0.09  10.9  12.8  0.35  44%  1%  7%  23%  37%  21%  28%  07/01/11  Blackboard  Providence Equity  1,638  1,750  3.2  0.19  0.09  12.6  16.2  0.66  21%  5%  17%  25%  24%  18%  35%  Median:  6.4x  0.68x  0.19x  19.4x  23.6x  0.86x  30%  5%  9%  31%  24%  23%  33%  Mean:  6.7  0.77  0.20  22.4  27.1  1.21  34%  3%  10%  31%  25%  23%  33%

Illustrative Valuation Framework Summary

Valuation Analysis	Illustrative Discounted Cash Flow Analysis (1)	Illustrative Present Value of Future Share Price (1)(2)		Illustrative Selected Transaction Analysis (1)		Broker Price Targets	Last Twelve Months Trading
		Fully-Diluted Equity Value / LFCF Multiples		Fully-Diluted Equity Value / LFCF Multiples			
Reference Range	*WACC Range: 9.5% - 11.25%* *Terminal NTM UFCF Mult. Range: 20.0x - 30.0x* *Implied Perpetuity Growth Rate: 4.3% - 7.7%*	*Cost of Equity: 10.25%* *CY+1 Mult. Range: 27.5x - 40.0x (Applied to CY27E Stats)*		*NTM Multiple Range (25th and 75th Percentile of Selected Pub. SW. Transactions): 16.5x - 33.5x*	*NTM Multiple Range (Selected Technical Software Transactions): 33.0x - 50.0x*	*5 Brokers (Post Q1'FY25 Earnings)*	*LTM High Date: 10/30/24* *LTM Low Date: 11/9/23*
Financial Case	Alpha Prelim. Management Plan (5)	Alpha Street (3)	Alpha Prelim. Management Plan (5)	Alpha Street (3)		N/A	N/A
Implied Alpha Price Per Share							



$299.26
$197.37
$243.18
$167.55
$276.00
$190.12
$199.29
$98.42
$296.96
$196.47
$260.00
$240.00
$240.83
$163.41
Echo Proposal (11/5/24): $240.00

Source: FactSet and company filings as of December 5, 2024.
(1) Assumes illustrative 10.25% cost of equity and 0.5% dilution per year due to employee equity issuances.
(2) Alpha common shares outstanding as of October 30, 2024 per Alpha 10-Q for the period ended September 30, 2024. RSUs, PSUs, and options as of November 22, 2024 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha 10-Q for the period ended September 30, 2024.
(3) Alpha Street projections based on Wall Street Analyst reports mean consensus estimates provided by Alpha Management as of November 2024, post Q1'FY25 earnings. CY27E Street Projections based on Q3-Q4'FY27E mean consensus estimates per Wall Street Analyst reports and extrapolated projections for Q1-Q2'FY28E.
(4) Price implied based on price 1-day prior to proposal (11/4/24) of $237.59.
(5) Alpha Preliminary Management Plan provided by Alpha Management as of December 2024.

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 Appendix  Cost of Capital

Illustrative Alpha Cost of Capital Calculation (1/2)

($MM, except per share information)

Illustrative Cost of Capital Analysis						Betas			
						Historical[1]		Predicted[2]	
	Current Stock Price	FD Equity Value	Debt	Equity / Debt	Tax Rate	Levered Beta	Unlevered Beta	Levered Beta	Unlevered Beta
Alpha (1-Day Prior to Prop.) (3)(4)	$237.59	$15,211	$7	100% / 0%	20%	0.73	0.72	0.81	0.81
Selected Companies									
Salesforce	$361.38	$357,117	$9,297	97% / 3%	22%	1.22	1.19	1.09	1.06
SAP	255.54	320,092	7,755	98% / 2%	21%	1.12	1.10	0.70	0.69
Adobe	538.22	241,338	5,650	98% / 2%	17%	1.14	1.12	1.03	1.01
Palo Alto Networks	403.03	140,064	541	100% / 0%	22%	1.24	1.24	0.94	0.94
Cadence	303.79	85,482	2,850	97% / 3%	17%	1.16	1.13	0.91	0.89
Synopsys	515.29	81,948	16	100% / 0%	21%	1.21	1.21	0.87	0.87
Workday	262.70	73,651	3,000	96% / 4%	19%	1.27	1.23	1.11	1.07
Autodesk	305.17	67,408	2,303	97% / 3%	19%	1.27	1.23	0.95	0.92
Dassault	35.83	48,911	2,856	94% / 6%	20%	0.84	0.80	1.14	1.09
PTC	200.86	24,544	1,753	93% / 7%	24%	1.24	1.18	0.85	0.80
Bentley	49.56	15,141	1,431	91% / 9%	21%	1.28	1.19	0.99	0.92
Nemetschek	106.79	12,335	671	95% / 5%	19%	1.51	1.45	1.10	1.05
Informatica	27.10	8,842	1,828	83% / 17%	24%	1.45	1.25	1.10	0.95
Median				97% / 3%		*1.24*	*1.19*	*0.99*	*0.94*
Mean				95% / 5%		*1.23*	*1.18*	*0.98*	*0.94*

	Overall Betas	
	Historical Unlevered Beta	Predicted Unlevered Beta
Alpha (4)	0.72	0.81
Overall Median	1.19	0.94
Illustrative Unlevered Beta Calculation		
Alpha (4)	0.49	0.54
Overall Median	0.39	0.31
Illust Unlevered Beta	**0.88**	**0.85**

Sources: FactSet, Bloomberg, Barra.

Note: Prices as of December 5, 2024. Debt includes currently outstanding face value of 'in-the-money' convertible debt and excludes minority interests.

(1) Based on Bloomberg, 5-year weekly betas as of November 29, 2024.

(2) Based on Barra betas as of November 29, 2024.

(3) Alpha balance sheet statistics per Alpha 10-Q for the period ended September 30, 2024.
Cash adjusted for $49M acquisition of Ocean Grid, including $9M cash holdback expected to be paid in FY26.

(4) Alpha historical beta represents 2-year weekly, capturing trading history post close of initial Echo transaction in October 2022.

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Illustrative Alpha Cost of Capital Calculation (2/2)

Cost of Capital Calculation - Equity Market Risk Premium / Unlevered Predicted Beta Sensitivity								
			Cost of Equity			WACC[4]		
Unlevered	Levered	*Equity Market Risk Prem.:*	*6.2%*	*6.7%*	*7.2%*	*6.2%*	*6.7%*	*7.2%*
Beta (5)	Beta	*Debt as % of Cap.:*	-	-	-	*0%*	*0%*	*0%*
0.85	0.85	**<--- *Overall Blended***	9.8%	10.2%	10.6%	9.7%	10.2%	10.6%
0.81	0.81	**<--- *Standalone***	9.5%	9.9%	10.3%	9.5%	9.9%	10.3%

Cost of Capital Calculation - Equity Market Risk Premium / Unlevered Historical Beta Sensitivity								
			Cost of Equity			WACC[4]		
Unlevered	Levered	*Equity Market Risk Prem.:*	*6.2%*	*6.7%*	*7.2%*	*6.2%*	*6.7%*	*7.2%*
Beta (6)	Beta	*Debt as % of Cap.:*	-	-	-	*0%*	*0%*	*0%*
0.88	0.88	**<--- *Overall Blended***	10.4%	10.8%	11.2%	10.4%	10.8%	11.2%
0.72	0.73	**<--- *Standalone***	9.4%	9.8%	10.1%	9.4%	9.8%	10.1%

Note: Unlevered Betas based on median of peer group.

(1) Based on 20-Year U.S. Interpolated Treasury Yield as of December 4, 2024. Source: FactSet.

(2) Long-horizon expected equity risk premium (historical) and Long-horizon expected equity risk premium (supply-side) based on Duff & Phelps Cost of Capital Navigator (2024).

(3) Size premium based on Duff & Phelps Cost of Capital Navigator (2024).

(4) WACC equals (Rd(1 - t)*D / Net Capital) + Re*E / Net Capital.*
Net Capital equals D + E
Re equals Rf + βlevered(Rm - Rf) + Sp.*

(5) Based on Barra betas as of November 29, 2024.

(6) Based on Bloomberg, 5-year weekly betas as of November 29, 2024.

Market Assumptions	
Risk Free Rate[1]	4.5%
Market Risk Premium[2]	6.2% - 7.2%
Size Premium[3]	
Historical	0.5%
Predicted	0.0%

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 Appendix  Supplementary Information

Precedent Technical Software Transactions

Announce Date	Precedent Transaction	NTM Multiples: Revenue	NTM Multiples: EBITDA	NTM Multiples: LFCF	NTM Op Stats (1): Rev. Growth	NTM Op Stats (1): EBITDA Margin	NTM Op Stats (1): LFCF Growth	NTM Op Stats (1): LFCF Margin
10/31/24	ALTAIR / SIEMENS	**14.6x**	**64.4x**	**77.6x**	*8%*	*23%*	*8%*	*20%*
03/05/24	BETA SIMULATION SOLUTIONS / cādence	**13.8x**	–	–	–	–	–	–
02/15/24	Altium / RENESAS	**16.2x**	**43.9x**	**60.6x**	*25%*	*37%*	*NM*	*28%*
01/16/24	Ansys / SYNOPSYS	**14.5x**	**33.5x**	**48.8x**	*12%*	*43%*	*12%*	*29%*
10/12/21	Alpha (@ $160) Echo	**15.0x**	**28.0x**	**38.7x**	*2%*	*53%*	*1%*	*39%*
Average:		**14.8x**	**42.5x**	**56.4x**	***11%***	***39%***	***7%***	***29%***
Alpha @ $240 Echo Proposal (2)		***12.3x***	***26.5x***	***40.4x***	***13%***	***46%***	***22%***	***31%***

NTM ACV Growth: 9%

Note: Multiples greater than 80.0x or negative excluded.

(1) NTM revenue based on mean analyst consensus estimates for the next 12-month period as of transaction announcement.

(2) Alpha projections based on Wall Street Analyst reports mean consensus estimates provided by Alpha Management as of November 2024, post Q1'FY25 earnings. Alpha common shares outstanding as of October 30, 2024 per Alpha 10-Q for the period ended September 30, 2024. RSUs, PSUs, and options as of November 22, 2024 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha 10-Q for the period ended September 30, 2024. Cash adjusted for $49M acquisition of Ocean Grid, including $9M cash holdback expected to be paid in FY26.

31

CONFIDENTIAL | DRAFT

Qatalyst PARTNERS

Unaffected 1-Day Premia of Minority Squeeze Outs by Strategics

Selected Transactions >$100M Since October 2003

Median: 7%

Echo Proposal Premium to LTM High: (0%)



81%
59%
50%
50%
47%
47%
45%
44%
42%
38%
36%
34%
29%
16%
15%
14%
11%
Echo Proposal Premium to Echo-cited Unaffected[3]: 35%
Median: 42%

Target:	Pivotal	Akcea	Myovant	EMC Insurance	Aveva (1)	SciPlay	AVX	National Interstate	Speedway Motorsports
Premium to LTM High:	*(48%)*	*(19%)*	*38%*	*16%*	*(24%)*	*29%*	*16%*	*10%*	*(5%)*
1-Day Premium	81%	59%	50%	50%	47%	47%	45%	44%	42%
Acquiror:	VMWare	Ionis	Sumitomo	Employers Mutual	Schneider	Light & Wonder	Kyocera	AFG	Sonic Financial
Annc. Date:	*Aug-19*	*Aug-20*	*Oct-22*	*Nov-19*	*Sep-22*	*May-23*	*Nov-19*	*Mar-16*	*Nov-18*
Txn. Size ($Bn):	$2.1	$0.4	$1.3	$0.4	$11.9	$0.5	$1.0	$0.3	$0.8
Acq. Own. %:	*63%*	*76%*	*52%*	*54%*	*59%*	*83%*	*72%*	*51%*	*72%*
Acq. Voting %:	*94%*	*76%*	*52%*	*54%*	*60%*	*98%*	*72%*	*51%*	*72%*
Bump from initial bid %:	*9%*	*13%*	*19%*	*20%*	*4%*	*15%*	*12%*	*8%*	*10%*

Target:	CNA Surety	Independence	Foundation Medicine	R1 RCM (2)	Starz	International Speedway	Santander Consumer USA	Sauer-Danfoss
Premium to LTM High:	*36%*	*19%*	*28%*	*(22%)*	*(23%)*	*(5%)*	*(7%)*	*5%*
1-Day Premium	38%	36%	34%	29%	16%	15%	14%	11%
Acquiror:	CNA Financial	Geneve	Roche	CD&R TowerBrook	Lions Gate	NASCAR	Banco Santander	Danfoss
Annc. Date:	*Apr-11*	*Aug-21*	*Jun-18*	*Aug-24*	*Jun-16*	*Nov-18*	*Jul-21*	*Nov-12*
Txn. Size ($Bn):	$0.5	$0.3	$2.2	$6.5	$4.3	$1.2	$2.5	$0.7
Acq. Own. %:	*61%*	*63%*	*57%*	*29%*	*16%*	*84%*	*80%*	*76%*
Acq. Voting %:	*61%*	*62%*	*57%*	*29%*	*63%*	*75%*	*80%*	*76%*
Bump from initial bid %:	*21%*	*14%*	*3%*	*4%*	*2%*	*7%*	*6%*	*19%*

Source: FactSet, Dealpoint, public company filings, and Dealogic.

(1) No 13E-3 filed in relation to this take-private transaction due to non-US target and acquirer.

(2) Sponsor-led deal with strategic participation.

(3) Reflects Echo Proposal of $240.00 per share received on November 5, 2024.

32

Catalyst PARTNERS

CONFIDENTIAL | DRAFT

 5.0x  CONFIDENTIAL | DRAFT  10.0x  15.0x  20.0x  25.0x  30.0x  Jan-16  Jul-16 Jan-17 Jul-17 Jan-18 Jul-18 Jan-19 Jul-19 Jan-20 Jul-20 Jan-21 Jul-21  Source: Market data from FactSet as of December 5, 2024.  Note: Prior to deal announce average statistics includes period from October 22, 2018 to October 11, 2021. Post deal close average statistics includes period from May 17, 2022 to November 18, 2024.  Jan-22  Jul-22  Jan-23  Jul-23  Jan-24  Jul-24  Alpha Deal Announce to Close     Echo NTM EBITDA Multiples Over Time vs. Peers  From January 1, 2016 to Current (December 5, 2024)  Multiple Uplift Driven By Revised  Earnings Following Climate Tech  Divestiture to Blackstone   Average Statistics   Deal  Deal  2018  2019  2020  2021  2022  2023 2024 YTD  Current  Annc.  Close  Echo EBITDA Mult.  12.1x  11.5x  12.8x  14.4x  13.4x  14.9x  15.7x  16.7x  12.7x  15.0x  Echo EBITDA Margin  22%  21%  21%  23%  25%  26%  27%  28%  21%  26%  Honeywell EBITDA Mult.  12.8x  13.9x  15.2x  18.3x  15.5x  14.8x  14.6x  16.0x  -  -  Honeywell EBITDA Margin  22%  24%  24%  25%  25%  26%  26%  26%  -  -  Rockwell EBITDA Mult.  14.0x  13.7x  20.2x  23.1x  18.3x  18.5x  18.7x  22.7x  -  -  Rockwell EBITDA Margin  23%  23%  20%  21%  22%  22%  21%  20%  -  -  Echo: 16.7x  Honeywell:  16.0x  Rockwell: 22.7x  33

Statistics of Selected Companies

($MM, except per share information)

	FD Capitalization			Trading Multiples														Operating Statistics												
				Ent. Value /					Equity Value /		Adjusted Revenue Mult.				Adj. LFCF Mult.		Revenue				EBITDA		UFCF	LFCF		Rule	
	Stock Price	Equity	Ent.	Revenue		EBITDA		UFCF	LFCF		Growth		Rule of 40		CY24-26E CAGR		$		% Growth		Margins		Margin	Margins		of 40 (1)	
Company (FYE)	12/5/2024	Value	Value	CY25E	CY26E	CY25E	CY26E	NTM	CY25E	CY26E	CY25E	CY26E	CY25E	CY26E	CY25E	CY26E	CY25E	CY26E	'24-25E	'25-26E	CY25E	CY26E	NTM	CY25E	CY26E	CY25E	CY26E
1-Day Prior to Echo Prop.	$237.59	$15,211	$15,045	12.0x	11.5x	26.1x	25.1x	39.5x	36.4x	35.7x	1.17x	2.45x	0.27x	0.31x	2.08x	2.04x	$1,249	$1,308	10%	5%	46%	46%	31%	33%	33%	44%	37%
Echo Proposal	$240.00	$15,366	$15,201	12.2x	11.6x	26.4x	25.4x	39.9x	36.8x	36.1x	1.18x	2.47x	0.28x	0.31x	2.10x	2.06x	$1,249	$1,308	10%	5%	46%	46%	31%	33%	33%	44%	37%
Selected Engineering Software																											
Cadence (Dec.)	$303.79	$85,482	$85,442	16.3x	14.7x	34.8x	30.3x	57.3x	57.7x	46.1x	1.23x	1.40x	0.39x	0.35x	2.47x	1.98x	$5,243	$5,796	13%	11%	47%	49%	29%	28%	32%	41%	43%
Synopsys (Oct.)	515.29	81,948	77,946	11.0	9.9	25.3	22.6	46.8	45.4	35.0	0.71	0.86	0.27	0.24	1.99	1.53	7,067	7,880	16%	11%	44%	44%	25%	26%	30%	41%	41%
Autodesk (Jan.)	305.17	67,408	67,735	9.8	8.8	26.2	23.1	37.0	32.9	28.8	0.76	0.75	0.23	0.21	3.79	3.32	6,908	7,721	13%	12%	37%	38%	27%	30%	30%	42%	42%
Dassault (Dec.)	35.83	48,911	47,914	6.8	6.3	18.9	17.5	30.5	29.2	26.6	1.09	0.83	0.23	0.20	3.73	3.40	7,073	7,611	6%	8%	36%	36%	23%	24%	24%	30%	32%
PTC (Sep.)	200.86	24,544	26,031	9.9	8.9	23.6	20.6	28.6	27.5	24.1	0.70	0.79	0.21	0.19	1.83	1.60	2,629	2,924	14%	11%	42%	43%	36%	34%	35%	48%	46%
Bentley (Dec.)	49.56	15,141	16,475	11.0	9.9	30.2	27.1	46.9	36.5	33.3	1.01	0.94	0.29	0.26	3.67	3.34	1,502	1,661	11%	11%	36%	37%	24%	28%	27%	38%	38%
Nemetschek (Dec.)	106.79	12,335	12,766	10.6	9.2	35.3	28.8	41.9	43.3	36.3	0.78	0.63	0.28	0.24	2.27	1.90	1,207	1,384	14%	15%	30%	32%	26%	24%	25%	37%	39%
Median				*10.6x*	*9.2x*	*26.2x*	*23.1x*	*41.9x*	*36.5x*	*33.3x*	*0.78x*	*0.83x*	*0.27x*	*0.24x*	*2.47x*	*1.98x*			*13%*	*11%*	*37%*	*38%*	*26%*	*28%*	*30%*	*41%*	*41%*
Mean				*10.8x*	*9.7x*	*27.8x*	*24.3x*	*41.3x*	*38.9x*	*32.9x*	*0.90x*	*0.88x*	*0.27x*	*0.24x*	*2.82x*	*2.44x*			*12%*	*11%*	*39%*	*40%*	*27%*	*27%*	*29%*	*40%*	*40%*
Selected Profitable Software																											
Salesforce (Jan.)	$361.38	$357,117	$351,056	8.5x	7.8x	21.3x	19.6x	26.8x	26.1x	23.7x	0.96x	0.93x	0.20x	0.19x	2.24x	2.03x	$41,282	$44,763	9%	8%	40%	40%	32%	33%	34%	42%	42%
SAP (Dec.)	255.54	320,092	308,841	7.7	6.9	25.5	21.7	51.2	37.1	28.7	0.78	0.55	0.25	0.18	1.27	0.98	40,108	45,063	10%	12%	30%	32%	15%	22%	25%	31%	37%
Adobe (Dec.)	538.22	241,338	241,973	10.2	9.2	20.7	18.7	26.2	25.2	22.8	0.93	0.87	0.20	0.18	1.33	1.21	23,786	26,306	11%	11%	49%	49%	40%	40%	40%	51%	51%
Palo Alto Networks (Jul.)	403.03	140,064	133,200	13.6	11.9	41.6	29.5	40.6	37.7	31.3	0.93	0.85	0.26	0.22	1.92	1.59	9,799	11,177	15%	14%	33%	40%	35%	38%	40%	52%	54%
Workday (Jan.)	262.70	73,651	69,494	7.3	6.4	23.6	19.1	32.1	29.7	23.8	0.56	0.48	0.19	0.15	1.32	1.06	9,524	10,793	13%	13%	31%	34%	23%	26%	29%	39%	42%
Informatica (Dec.)	27.10	8,842	9,430	5.3	4.9	15.4	14.0	19.9	19.1	16.9	0.75	0.60	0.16	0.14	1.25	1.10	1,785	1,930	7%	8%	34%	35%	27%	26%	27%	33%	35%
Median				*8.1x*	*7.3x*	*22.4x*	*19.4x*	*29.5x*	*27.9x*	*23.7x*	*0.86x*	*0.73x*	*0.20x*	*0.18x*	*1.33x*	*1.15x*			*10%*	*11%*	*34%*	*37%*	*30%*	*30%*	*31%*	*41%*	*42%*
Mean				*8.8x*	*7.9x*	*24.7x*	*20.4x*	*32.8x*	*29.2x*	*24.5x*	*0.82x*	*0.71x*	*0.21x*	*0.18x*	*1.56x*	*1.33x*			*11%*	*11%*	*36%*	*38%*	*29%*	*31%*	*32%*	*42%*	*44%*

Source: FactSet as of December 5, 2024. Alpha common shares outstanding as of October 30, 2024 per Alpha 10-Q for the period ended September 30, 2024. RSUs, PSUs, and options as of November 22, 2024 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha 10-Q for the period ended September 30, 2024. Cash adjusted for $49M acquisition of Ocean Grid, including $9M cash holdback expected to be paid in FY26.
Note: Multiples greater than 75x or negative noted as dashes.

34

Qatalyst PARTNERS

CONFIDENTIAL | DRAFT

Alpha Capitalization Summary  CONFIDENTIAL | DRAFT  (1) Alpha common shares outstanding as of October 30, 2024 per Alpha 10-Q for the period ended September 30, 2024. RSUs, PSUs, and options as of November 22, 2024 per Alpha Management. Fully-diluted shares calculated using treasury stock method. Alpha balance sheet statistics per Alpha 10-Q for the period ended September 30, 2024. Cash adjusted for $49M acquisition of Ocean Grid, including $9M cash holdback expected to be paid in FY26.  Echo Proposal (11/5/24)  $240.00  Equity (1)  Balance Sheet (1)  Shares Outstanding (MM)  63.2  Total Debt  $7  RSUs Outstanding (MM)  0.5  Cash and Cash Equivalents  172  Options/Warrants Outstanding (MM)  0.3  Net Debt (Cash)  ($166)  Fully-Diluted Shares Outstanding  64.0  Shares Owned by Echo (57% Ownership)  36.3  Calculation of Equity and Enterprise Value  Shares Owned by Alpha Shareholders  27.7  Fully-Diluted Shares Outstanding  64.0  (x) Echo Proposal (11/5/24)  $240.00  'In the $' Options/Warrants Outstanding (MM)  0.7  Fully-Diluted Equity Value  $15,366  WAEP of 'In the $' Options/Warrants  $142.24  (+) Net Debt (Cash)  (166)  Proceeds from 'In the $' Options/Warrants  $94  Fully-Diluted Enterprise Value  $15,201  35  Alpha Capitalization

 Alpha Deferred Tax Liability Schedule  Source: DTL runoff as provided by Alpha Management.  (1) Alpha Preliminary Management Plan provided by Alpha Management in December 2024.  36  ($MM) Illustrative Alpha DTL Schedule (1)   FY30E  FY31E  FY32E  FY33E  Beginning DTL Balance  $274  $191  $108  $25  Plus: Additional / (Usage) of DTLs  (83)  (83)  (83)  (25)  DTLs, Ending Balance  $191  $108  $25  -  Incremental Cash Taxes Due to DTLs  ($83)  ($83)  ($83)  ($25)  Discount Rate  9.5%  10.375%  11.25%  PV of Incremental Tax Due to DTLs (FY30E & Beyond)  ($149)  ($142)  ($135)  CONFIDENTIAL | DRAFT

 These materials have been prepared by Qatalyst Partners LP (including any affiliates “Qatalyst”) for the Qatalyst client or potential client to whom such materials are directly addressed and delivered or a special committee of the Board of Directors thereof (the “Company”) in connection with an actual or potential mandate or engagement and may not be used or relied upon for any purpose other than as specifically contemplated by a written agreement with Qatalyst. These materials are based on information provided by or on behalf of the Company and/or other potential transaction participants, from public sources or otherwise reviewed by Qatalyst. Qatalyst assumes no responsibility for independent investigation or verification of such information and has relied on such information being complete and accurate in all respects. To the extent such information includes estimates and forecasts of future financial performance (including estimates of potential cost savings and synergies) prepared by or reviewed with the managements of the Company and/or other potential transaction participants or obtained from public sources, Qatalyst has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of such managements (or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates). No representation or warranty, express or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation, whether as to the past, the present or the future. These materials were designed for use by specific persons familiar with the business and affairs of the Company and are being furnished and should be considered only in connection with other information, oral or written, being provided by Qatalyst in connection herewith. These materials are not intended to provide the sole basis for evaluating, and should not be considered a recommendation with respect to, any transaction or other matter. Prior to entering into any transaction the Company should determine, without reliance on Qatalyst, the economic risks and merits as well as the legal, tax and accounting characterizations and consequences of any such transaction. In this regard, by accepting this presentation, the Company acknowledges that (a) Qatalyst is not in the business of providing (and the Company is not relying on Qatalyst for) legal, tax or accounting advice, (b) there may be legal, tax or accounting risks associated with any transaction, (c) the Company should receive (and rely on) separate and qualified legal, tax and accounting advice and (d) the Company should apprise senior management as to such legal, tax and  accounting advice (and any risks associated with any transaction) and Qatalyst’s disclaimer as to these matters. Qatalyst does not provide tax advice. Accordingly, any statements contained herein as to tax matters were neither written nor intended by Qatalyst to be used and cannot be used by any taxpayer for the purpose of avoiding tax penalties that may be imposed on such taxpayer. Any discussion of tax matters in these materials may have been written in connection with the “promotion” or “marketing” of any transaction contemplated hereby. Accordingly, any taxpayer should seek advice based on such taxpayer’s particular circumstances from an independent tax advisor. These materials do not constitute an offer or solicitation to sell or purchase any securities and are not a commitment by Qatalyst to provide or arrange any financing for any transaction or to purchase any security in connection therewith. Qatalyst is not acting in any other capacity as a fiduciary to the Company. Qatalyst assumes no obligation to update or otherwise revise these materials. These materials have not been prepared with a view toward public disclosure under state or federal securities laws or otherwise, are intended for the benefit and use of the Company, and may not be reproduced, disseminated, quoted, summarized or referred to, in whole or in part, without the prior written consent of Qatalyst. These materials may not reflect information known to other professionals in other business areas of Qatalyst.  Qatalyst is a full service securities firm providing investment banking and other services and products to a wide range of corporations and individuals, domestically and offshore, from which conflicting interests or duties may arise. In the ordinary course of these activities, Qatalyst may at any time hold long or short positions, and may trade or otherwise effect transactions, for their own account or the accounts of customers, in debt or equity securities or loans of the Company, potential counterparties, or any other company that may be involved in a transaction.  Qatalyst is required to obtain, verify and record certain information that identifies each entity that enters into a formal business relationship with it, which information includes the complete name and address and taxpayer ID number. Qatalyst may also request corporate formation documents, or other forms of identification, to verify information provided.  Disclaimer  CONFIDENTIAL | DRAFT